UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2026

SOUTHLAND HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41090	87-1783910
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1100 Kubota Drive

Grapevine, TX 76051

(Address of Principal Executive Offices) (Zip Code)

(817) 293-4263

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SLND	NYSE American LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	SLND WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported, Southland Holdings, Inc., a Delaware corporation (the “Company”) entered into a financial assistance agreement (the “Financial Assistance Agreement”), which governs the terms on which certain sureties of the Company (each, a “Surety,” and collectively, the “Sureties”) have provided, and may continue to provide in the future, financing assistance in respect of bonded construction contracts and projects.

Under the terms of the Financial Assistance Agreement, any Surety or Sureties providing financing that is not providing bonds shall be deemed to be providing “Non-Bonding Financing.” The Financial Assistance Agreement provides for, among other things, conversion of certain Non-Bonding Financing into senior non-voting preferred shares (the “Preferred Shares”) in accordance with the terms of a Preferred Shares Term Sheet attached to the Financial Assistance Agreement.

On September 30, 2026, the Company and certain other related entities, certain individual shareholder indemnitors, the Sureties, and Berkshire Hathaway Specialty Insurance Company, as collateral agent, entered into the first amendment to the Financial Assistance Agreement (the “First Amendment”).

Prior to giving effect to the First Amendment, the Preferred Shares were required to be issued no later than September 30, 2026. Under the terms of the First Amendment, the date by which the Preferred Shares are required to be issued has been extended to be no later than November 13, 2026.

The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amendment, a copy of which will be filed as an exhibit to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
10.1	First Amendment to Financial Assistance Agreement, dated as of September 30, 2026, by and among Southland Holdings, Inc., Southland Holdings LLC, the other principals and indemnitors party thereto, Berkshire Hathaway Specialty Insurance Company, Zurich American Insurance Company, Hartford Fire Insurance Company, Euler Hermes North America Insurance Company, Markel Insurance Company, Western Surety Company, Federal Insurance Company and Berkshire Hathaway Specialty Insurance Company, as collateral agent.
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 6, 2026	SOUTHLAND HOLDINGS, INC.

	By:	/s/ Frank S. Renda
		Name:	Frank S. Renda
		Title:	President and Chief Executive Officer

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